UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C.  20549
                         SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934
                            (Amendment No.  )

Filed by the Registrant     [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ [ Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         UNISOURCE ENERGY CORPORATION
-------------------------------------------------------------------------------
               (Name of the Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1)  Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

   2)  Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

   4)  Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

   5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and idenfity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount previously paid:
                                -----------------------------------------------
     2)  Form, Schedule or Registration Statement No.
                                                     --------------------------
     3)  Filing party:
                      ---------------------------------------------------------
     4)  Date filed:
                    -----------------------------------------------------------

                    UNISOURCE ENERGY CORPORATION

                       220 West Sixth Street
                           P.O. Box 711
                       Tucson, Arizona 85702

                          March 30, 2000

James S. Pignatelli                                 (520) 571-4000
Chairman of the Board


Dear Shareholders:

      You are cordially invited to attend the UniSource Energy Corporation 2000 Annual Shareholders Meeting to be held on Friday, May 12, 2000, in the first-floor auditorium at Tucson Electric Power Company's Administration Building, 220 West Sixth Street, Tucson, Arizona. The meeting will begin promptly at 10:00 a.m., so please plan to arrive earlier. No admission tickets will be required for attendance at the meeting.

     Directors and officers will be available before and after the meeting to speak with you. During the meeting, we will answer your questions regarding our business affairs and will consider the matters explained in the enclosed Notice and Proxy Statement.

      We have enclosed a proxy card that lists all matters that require your vote. Please vote, sign and return the proxy card as soon as possible, whether or not you plan to attend the meeting. You may also vote by telephone or the Internet, as explained on the proxy card. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy at that time. Your interest and continued support of UniSource Energy Corporation are much appreciated.

                                   Sincerely,

                                   UNISOURCE ENERGY CORPORATION

                                   /s/ James S. Pignatelli

                                   James S. Pignatelli
                                   Chairman of the Board, President
                                    and Chief Executive Officer

               NOTICE OF ANNUAL SHAREHOLDERS MEETING



To the Holders of Common Stock of
UniSource Energy Corporation

      We will hold the Annual Shareholders Meeting ("Meeting") of UniSource Energy Corporation ("UniSource Energy") at our corporate headquarters at 220 West Sixth Street, Tucson, Arizona, on Friday, May 12, 2000, at 10:00 a.m., Mountain Standard Time. The Meeting's purpose is to:

     1.  Elect 12 directors for the Board for the ensuing year;
     2.  Approve amendments to our 1994 Omnibus Stock and Incentive
         Plan; and
     3. Consider any other matters which properly come before the Meeting.

      Only shareholders of record of common stock at the close of business on March 22, 2000 are entitled to vote at the Meeting.

      We have enclosed our 1999 Annual Report, including financial statements, and the Proxy Statement with this notice. Proxy soliciting material is first being sent or given to shareholders on March 30, 2000. Your proxy is being solicited by the UniSource Energy Board of Directors.

      Please vote, sign, date and mail the enclosed proxy as soon as possible in the enclosed return envelope. You may also vote by telephone or the Internet, as explained on the enclosed proxy card.



                                   Dennis R. Nelson
                                   Corporate Secretary


Dated:  March 30, 2000


                      YOUR VOTE IS IMPORTANT

EACH SHAREHOLDER IS URGED TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY BY MAIL, OR TO VOTE BY TELEPHONE OR THE INTERNET, AS EXPLAINED ON THE PROXY CARD. IF THE MAIL OPTION IS SELECTED, USE THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. RETURNING A SIGNED PROXY WILL NOT PROHIBIT YOU FROM ATTENDING THE MEETING AND VOTING IN PERSON, IF YOU SO DESIRE.

                           UNISOURCE ENERGY CORPORATION

                               220 West Sixth Street
                                   P.O. Box 711
                               Tucson, Arizona 85702

                           ANNUAL SHAREHOLDERS MEETING
                                 PROXY STATEMENT

                  ANNUAL MEETING

                  May 12, 2000         UniSource Energy Corporation
                  10:00 a.m., MST      220 West Sixth Street
                                       Tucson, Arizona  85701

                  RECORD DATE

                  March 22, 2000. If you were a shareholder of record at the close of business on March 22, 2000, you may vote at the Annual Shareholders Meeting ("Meeting"). Each share is entitled to one vote. In the election of directors, you may cumulate votes. At the close of business on the record date, we had 32,365,259 shares of our common stock outstanding.

                  AGENDA

                  1. Proposal One: Elect 12 directors for the Board for the ensuing year;
                  2. Proposal Two: Approve amendments to our 1994 Omnibus Stock and Incentive Plan; and
                  3. Consider any other matters which properly come before the Meeting and any adjournments.

                  INDEPENDENT AUDITORS

                  Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

                  PROXIES

 .                     We will follow your voting  instructions.  If
                      none, we will vote signed proxies for the nominees and Proposal Two.

                  A form of proxy for execution by shareholders is enclosed. Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "for" the Board's nominees and "for" Proposal Two. The Board or proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, the Board or the persons designated as proxies will vote for a person whom they believe will carry on our present policies.

                  PROXIES SOLICITED BY

                  The Board of Directors.

                  FIRST MAILING DATE

                  We anticipate first mailing this Proxy Statement on March 30, 2000.

                  REVOKING YOUR PROXY

                  You may revoke your proxy before it is voted at the Meeting. To revoke, follow the procedures listed on page 3 under "VotingProcedures/Revoking Your Proxy."

                  YOUR COMMENTS

                      We welcome your comments. The proxy card has room for them.

                  Your comments about any aspects of our business are welcome. You may use the space provided on the proxy card for this purpose, if desired. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

               PLEASE VOTE - YOUR VOTE IS IMPORTANT
   Prompt return of your proxy will help reduce the costs of
                           re-solicitation.

                             CONTENTS

Voting Procedures/Revoking Your Proxy.............................2
UniSource Energy Share Ownership..................................3
Proposal One: Election of Directors*..............................7
Board Information.................................................9
Board Compensation...............................................10
Executive Compensation and Other Information**...................11
Officer Change in Control Agreements.............................14
Compensation Committee Report on Executive Compensation..........15
Audit Committee Report...........................................18
Performance Graph**..............................................19
Compensation Committee Interlocks and Insider Participation......19
Proposal Two: Amendment to the UniSource Energy's
  1994 Omnibus Stock and Incentive Plan*.........................19
Submission of Shareholder Proposals..............................24
Other Business...................................................25
--------------------
*  We expect to vote on these items at the Meeting.
** The Compensation Committee report and the performance graph will not be incorporated by reference into any present or future filings we make with the SEC, even if those reports incorporate all or any part of this Proxy Statement.


               VOTING PROCEDURES/REVOKING YOUR PROXY

                      You can vote by telephone, the Internet, mail, or in person. We encourage you to vote by telephone or the Internet to help us save money.

                  You can vote your shares by telephone, the Internet, mail or in person at the Meeting. Your proxy card contains instructions for voting by telephone or the Internet, which are the least expensive and fastest methods of voting. To vote by mail, complete and sign your proxy card, or your broker's voting instruction card if your shares are held by your broker, and return it in the enclosed return envelope.

                  Under Arizona law, a majority of the shares entitled to vote on any single matter which may be brought before the Meeting will constitute a quorum. Business may be conducted once a quorum is represented at the Meeting. Except as otherwise specified by law or in our Articles of Incorporation or Bylaws, if a quorum exists, action on a matter other than the election of directors will be deemed approved if the votes cast in favor of the matter exceed votes cast against it.

                      Proposal Two must be approved by a majority of shareholders voting.

                  Thus,  if  a  quorum  exists,  Proposal  Two  must  be
                  approved by a majority of the shareholders who actually vote. Any broker "non-votes" with respect to Proposal Two will be counted for purposes of determining the presence or absence of a quorum, but will not be counted as shares represented and voting on the proposal. In contrast, proxies voted "abstain" will have the same legal effect as shares voted against the proposal.

                  Directors are elected by a plurality of the votes cast by the shares entitled to vote if a quorum is present. A plurality means receiving the largest number of votes, regardless of whether that is a majority. Withheld votes will be counted as being represented at the Meeting for quorum purposes but will not have an effect on the vote.

                      You may cumulate your votes for directors.

                  In the election of directors, each of our common stock shareholders has the right to cumulate his votes by casting as many votes in the aggregate equal to the number of his shares of common stock multiplied by the number of directors to be elected. He may cast all of such votes for one nominee or distribute such votes among two or more nominees.

                      You can change your mind after sending in a proxy by following these procedures.

                  Any shareholder giving a proxy has a right to revoke that proxy by giving notice to UniSource Energy in writing directed to the Corporate Secretary, at 220 West Sixth Street, P.O. Box 711, Tucson, Arizona 85702, or in person at the Meeting at any time before the proxy is exercised. Those who fail to return a proxy or attend the Meeting will not count towards determining any required plurality, majority or quorum.

                  The shares represented by an executed proxy will be voted for the election of directors and for Proposal Two, or withheld in accordance with the specifications in the proxy. If no specification is made in the proxy, the proxy will be voted in favor of the nominees and Proposal Two as set forth herein.

                  PROXY SOLICITATION

                  We will bear the entire cost of the solicitation of proxies. Solicitations will be made primarily by mail. Additional solicitation of brokers, banks, nominees, and institutional investors may be made pursuant to a special engagement of Beacon Hill Partners, Inc., at a cost of approximately $3,000 plus reasonable out-of-pocket expenses. Solicitations may also be made by telephone, facsimile, or personal interview, if necessary, to obtain reasonable representation of shareholders at the Meeting. Our employees may solicit proxies for no additional compensation. We will request brokers or other persons holding stock in their names, or in the names of their nominees, to forward proxy materials to the beneficial owners of such stock or request authority for the execution of the proxies. We will reimburse brokers and other persons for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

                              UNISOURCE ENERGY SHARE OWNERSHIP

                  SECURITY OWNERSHIP OF MANAGEMENT

                  The following table sets forth the number and percentage of shares beneficially owned as of the Record Date, and the nature of such ownership by each of our directors, nominees, the Chief Executive Officer, the four other most highly compensated executive officers during 1999, and all directors and officers as a group. Ownership includes direct and indirect (beneficial) ownership, as defined by SEC rules.

                                                                           Allocable Amount of
                                       Amount and                         Shares Under Deferred
               Name and                 Nature of                          Compensation Stock
 Title         Title of                Beneficial        Percent          Plan and Restricted
of Class   Beneficial Owner           Ownership (1)      of Class        Stock Unit Account (2)
--------   ----------------           -------------      --------        ---------------------
Common     James  S.  Pignatelli      75,924 (3)(4)         *                   108,362
           Chairman, President
           and CEO

Common     Ira R. Adler               51,506 (5)(6)         *                    23,272
           Executive Vice President,
           Chief Financial Officer,
           Treasurer, and Director

Common     Lawrence  J. Aldrich        1,500                *                     ----
           Director Nominee

Common     Larry W. Bickle             3,467 (7)            *                     ----
           Director

Common     Elizabeth T. Bilby          5,367 (8)            *                     2,540
           Director

Common     Harold  W.  Burlingame      3,967 (7)            *                     ----
           Director

Common     Jose L. Canchola            7,267 (8)            *                       404
           Director

Common     John L. Carter             10,867 (9)            *                     5,804
           Director

Common     Daniel W.  L. Fessler       2,334 (7)            *                     ----
           Director

Common     John A. Jeter               9,067 (8)            *                     2,657
           Director

Common     R. B. O'Rielly             15,647 (8)            *                     3,951
           Director

Common     Martha R. Seger             6,854 (8)            *                     2,112
           Director

Common     H. Wilson Sundt             7,067 (8)(10)        *                     1,823
           Director

Common     Dennis R. Nelson           40,408 (11)(12)       *                    21,031
           Vice President
           General Counsel and
           Corporate Secretary

Common     Steven J. Glaser           27,726 (13)(14)       *                    24,678
           Vice President
           Energy Services
           Tucson Electric Power
           Company

Common     Karen G. Kissinger         30,022 (15)(16)       *                     ----
           Vice President,
           Controller and
           Principal Accounting
           Officer

Common    All directors and          422,318 (17)          1.3%                 294,393
          executive officers as
          a group

---------------

*   Represents less than l% of the outstanding common stock of UniSource Energy.

   (1)  Amounts include the following:
        -- Any shares held in the name of the spouse, minor children, or other relatives sharing the home of the director or officer. Except as otherwise indicated below, the directors, nominees for director, and officers have sole voting and investment power over the shares shown. Voting power includes the power to direct the voting of the shares held, and investment power includes the power to direct the disposition of the shares held;
        -- Shares subject to options exercisable within 60 days, based on information from directors and officers; and
        --  Equivalent share amounts allocated to the individuals' Triple
            Investment Plan (401(k)) ("TIP") which, since June 1, 1998 has included a UniSource Energy Stock fund election option.
   (2)  Amounts include the following:
        --  Shares held in trust under the Deferred Compensation Plan.
            With the cash compensation deferred, the trust invests in UniSource
            Energy common stock quarterly. Distributions under the Deferred
            Compensation Plan are made in common stock. Until the common stock is distributed, directors and officers are not the beneficial owners of such shares. The number of shares set forth includes shares purchased through the last quarterly purchase on January 14, 2000; and
        --  The allocable amount of deferred shares in the participant's
            Restricted Stock Unit Account (see Summary Compensation Table).
   (3) Includes 60,031 shares subject to options exercisable within 60 days.
   (4)  Includes 10,173 shares purchased under TIP UniSource Energy
        Stock Fund.
   (5) Includes 40,933 shares subject to options exercisable within 60 days.
   (6)  Includes 5,531 shares purchased under TIP UniSource Energy
        Stock Fund.
   (7) Includes 1,467 shares subject to options exercisable within 60 days.
   (8) Includes 5,067 shares subject to options exercisable within 60 days.
   (9) Includes 3,867 shares subject to options exercisable within 60 days.
  (10)  Includes 1,000 shares held by a corporation with which Mr.
        Sundt is associated.
  (11) Includes 28,113 shares subject to options exercisable within 60 days.
  (12)  Includes 8,871 under TIP UniSource Energy Stock Fund.
  (13) Includes 21,793 shares subject to options exercisable within 60 days.
  (14)  Includes 2,924 shares purchased under TIP UniSource Energy
        Stock Fund.
  (15)  Includes 1,123 shares purchased under TIP UniSource Energy
        Stock Fund.
  (16) Includes 21,375 shares subject to options exercisable within 60 days.
  (17) Includes 314,051 shares subject to options exercisable within 60 days, 38,800 shares purchased under TIP UniSource
        Energy Stock Fund, and 5,527 restricted stock grants pursuant to the 1997 TEP Officer Restricted Stock Awards.



                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                  As of the Record Date, we knew the following companies to be the beneficial owners of more than 5% of the outstanding shares of our common stock:


                                                        Amount and
                    Name and Address                     Nature of             Percent
Title  of Class    of Beneficial Owner             Beneficial Ownership       of Class
---------------    -------------------             --------------------       --------

Common             Heartland Advisors, Inc.            2,845,300 (1)           8.80%
                   789 North Water Street
                   Milwaukee, WI 53202

Common             T. Rowe Price Associates, Inc.      1,845,100 (2)           5.70%
                   100 E. Pratt Street
                   Baltimore, MD 21202

Common             The Prudential Insurance            1,816,760 (3)           5.62%
                   Company of America
                   751 Broad Street
                   Newark, NJ  07102-3777

Common             Ballentine Capital Management, Inc. 1,757,700 (4)           5.40%
                   10 Avon Meadow Lane
                   Avon, CT 06001

--------------------

(1) In a statement dated February 3, 2000, filed with the SEC on Schedule
    13G/A under the Securities Exchange Act of 1934, as amended  (the
    "Exchange  Act"),  Heartland Advisors, Inc. indicated  it  has  a sole  voting  power  over 1,667,000 shares and  sole  dispositive power  over  2,845,300  shares of our outstanding  common  stock,
    which   are  held  in  investment  advisory  accounts.  Heartland
    Advisors,  Inc.  is  a registered investment advisor  as  defined under Section 203 of the Investment Advisors Act of 1940.
(2) In  a statement dated February 14, 2000, filed with the SEC on
    Schedule  13G  under the Exchange Act, T. Rowe Price  Associates,
    Inc.  ("Price  Associates") indicated it has a sole voting  power over  904,900  shares and sole dispositive power  over  1,845,100 shares  of  our  outstanding common stock. These  securities  are owned  by  various  individual  and institutional  investors  for which  Price Associates serves as investment advisor  with  power to  direct  investments and/or sole power to vote the securities.
    For  purposes of the reporting requirements of the Exchange  Act,
    Price  Associates  is  deemed  to be  beneficial  owner  of  such securities; however Price Associates expressly disclaims that  it is, in fact, the beneficial owner of such securities.
(3) In a statement dated January 31, 2000, filed with the SEC on Schedule
    13G/A  under  the Exchange Act, the Prudential Insurance  Company of  America  indicated  it  may have direct  or  indirect  voting
    and/or  investment  discretion  over  1,816,760  shares  of   our
    outstanding  common stock which are held for the benefit  of  its clients  by  its separate accounts, externally managed  accounts,
    registered   investment  companies,  subsidiaries  and/or   other
    affiliates.
(4) In a statement dated February 3, 2000, filed with the SEC on Schedule
    13G/A  under  the  Exchange Act, Ballentine  Capital  Management,
    Inc.,  indicated  that  it has sole voting and  sole  dispositive power  over  1,757,700  shares of our  outstanding  common  stock which  are  directly held in managed accounts to which Ballentine
    Capital Management serves as investment advisor.



                  Section 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Exchange Act and SEC regulations require directors, certain officers, and persons who own greater than 10% of our stock to file reports of ownership and changes in ownership of such stock with the SEC and the New York Stock Exchange. These directors, officers and greater than 10% beneficial owners are required by law to furnish us with copies of all forms they file under Section 16(a).

                  Based solely on a review of the copies of such forms furnished to us and on written representations of our directors and officers, we believe that all Section 16(a) filing requirements applicable to our directors and officers were complied with during 1999, with the exception of Mr. R. B. O'Rielly, a UniSource Energy director who inadvertently failed to timely file forms for the acquisitions of 10,000 and 300 shares of our common stock which he made during 1999 and Mr. Daniel W.L. Fessler, a UniSource Energy director who inadvertently failed to timely file a form for the acquisition of 440 shares of our common stock. Mr. O'Rielly's and Mr. Fessler's acquisitions subsequently have been submitted to the SEC on a separate Form 5s.

                          PROPOSAL 1:  ELECTION OF DIRECTORS

                  GENERAL

                      We will elect 12 directors this year.

                  At the Meeting, the shareholders will elect twelve directors to serve on our Board of Directors for the ensuing year and until their successors are elected and qualified. The shares represented by executed proxies in the form enclosed, unless withheld, will be voted for the twelve nominees listed below, or, in the discretion of the persons acting as proxies, will be voted cumulatively for one or more of such nominees. All of the current nominees are present members of the Board of Directors except Lawrence J. Aldrich. All of the nominees have consented to serve if elected. If any nominee becomes unavailable for any reason or a vacancy should occur before the election, it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees.

                  BOARD NOMINEES

        James S. Chairman of the Board of Directors, President and Chief Pignatelli Executive Officer of UniSource Energy since July 1998;
                  Senior Vice President and Chief Operating Officer of UniSource Energy from December 1997 to July 1998; Chairman of Board of Directors, President and Chief Executive Officer of Tucson Electric Power Company, a wholly-owned subsidiary of UniSource Energy ("TEP") since July 1998; Executive Vice President and Chief Operating Officer of TEP from March 1998 to July 1998; Senior Vice President and Chief Operating Officer of TEP from 1996 until 1998; Senior Vice President of Business Development of TEP from 1994 to 1996; Chairman of the Board of Directors, President and Chief Executive Officer of Millennium Energy Holdings, Inc., a wholly owned subsidiary of UniSource Energy ("Millennium"), since 1997. President and Chief Executive Officer of Mission Energy Company, a subsidiary of SCE Corp., from 1988 to 1993; Director of INNCOM International, Inc. Age 56.

    Ira R. Adler  Director of UniSource Energy since July 1998; Executive
                  Vice President, Chief Financial Officer and Treasurer of UniSource Energy since July 1998; Director of TEP since 1998; Chief Operating Officer of Generation of TEP since 1999; Executive Vice President of TEP since March 1998; Chief Financial Officer of TEP since 1990; Senior Vice President of TEP from 1990 to 1998; Director of Millennium since 1998; Vice President and Chief Financial Officer of Millennium from April 1998 to November 1998. Age 49.

     Lawrence J.  Principal,  Tucson  Ventures Group, a  venture  capital
         Aldrich company, since February 2000; President and Chief Executive Officer of Tucson Newspapers from January 1992 to February 2000. Age 47.

        Larry W.  Managing  Director  of  Haddington  Ventures,  LLC,  an
          Bickle  investment  company,  since 1997;  Chairman  and  Chief
       (2)(3)(4) Executive Officer of TPC Corporation (formerly Tejas Power Corporation) from 1982 to May 1997; Director, St. Mary Land & Exploration Company; Director, Western Hub Properties. Director of Millennium since 1998. Board member since 1998. Age 54.

    Elizabeth T.  President and Treasurer of Gourmet Products,  Inc.,  an
           Bilby  agricultural  product  marketing company;  Director  of
    (1)(2)(3)(4)  Marketing  of Green Valley Pecans since 1982.  Director of TEP since 1995; Director of Millennium since 1998. Board member since 1995. Age 60.

       Harold W.  Executive  Vice  President,  Merger  &  Joint   Venture
      Burlingame  Integration  of  AT&T since March 1999; Executive  Vice
       (1)(2)(3)  President of Human Resources of AT&T from 1987 to March
                  1999; Chairman of the AT&T Foundation; Director of TEP since 1998. Board member since 1998. Age 59.

         Jose L.  Chairman  of  Canchola Foods, Inc., holder  of  several
        Canchola  restaurant  franchises in Tucson and Nogales,  Arizona,
       (2)(3)(4)  since  1976; Member of McDonald's Corporation Operators
                  Advisory Board from 1981 to 1993; National Franchise Director, U.S. Department of Commerce, Office of
                  Minority Business Enterprise from 1974 to 1976; Director of Millennium since 1998. Board member since 1992. Age 68.

  John L. Carter  Executive Vice President and Chief Financial Officer of
          (2)(4) Burr-Brown Corporation from 1993 to 1996; President and Chief Executive Officer of Qualtronics Manufacturing, Inc. from 1987 to 1996; Director of TEP since 1996; Director of Millennium since 1998. Board member since 1996. Age 65.

     Daniel W.L.  Partner  in  the  law firm of LeBoeuf, Lamb,  Greene  &
         Fessler  MacRae   L.L.P.  since  1997;  Member  of  the  Harvard
          (1)(4)  Electricity  Policy  Group since 1994;  Member  of  the
                  American  Law Institute since 1985; Professor  of  Law,
                  University  of  California, Davis from  1970  to  1995;
                  President of the California Public Utilities Commission from 1991 to 1996; Commissioner of the California
                  Transportation Commission from 1991 to 1995; Director of TEP since 1998. Board member since 1998. Age 58.

   John A. Jeter  Independent business consultant since 1991; partner  in
       (1)(2)(3) the accounting firm of Arthur Andersen & Co. from 1967 to 1991; Director of TEP since 1994; Director of Millennium since 1998. Board member since 1994. Age 68.

       Martha R.  Consultant, Martha R. Seger and Associates Economic and
           Seger  Financial Consulting; John M. Olin Distinguished Fellow
       (1)(2)(4) at the Karl Eller Center for the Study of Private Market Economy at the University of Arizona from 1991 to 1993; Financial Economist and Governor of the Federal Reserve System from 1984 to 1991; Director of Xerox Corporation, Kroger Company, Fluor Corporation, and Amerisure; Director of TEP since 1992. Board member since 1992. Age 68.

       H. Wilson Retired Chairman of the Board, The Sundt Companies Sundt Inc.; Chairman of the Board and Chief Executive Officer
          (2)(3) of Sundt Corp, a general construction contracting firm, from 1979 to December 1998, having served as President from 1979 to 1983; Director of Magma Copper Company, October 1987 to January 1996. Director of Millennium since 1998. Board member since 1976. Age 67.

--------------------

(1) Member of the Nominating Committee. Mr. Fessler was elected to this Committee effective July 1, 1999.
(2)  Member of the Audit Committee. Mr. Canchola served on this
     Committee through June 30, 1999. Dr. Seger was elected to the Audit Committee effective July 1, 1999.
(3)  Member of the Compensation Committee.
(4) Member of the Finance Committee. Dr. Seger was elected to the Finance Committee effective July 1, 1999.

            The Board recommends that you vote "FOR" these nominees.

                                     BOARD INFORMATION

                  BOARD MEETINGS

                  In 1999, the Board held a total of six regular meetings. Each director attended at least 75% of his or her Board and committee meetings.

                  BOARD COMMITTEES

                  The Audit Committee selects and recommends to the Board of Directors a firm of independent certified public accountants to audit annually our financial statements; reviews and discusses the scope of such audit; receives and reviews the audit reports and recommendations; transmits its recommendations to the Board of Directors; reviews our accounting and internal control procedures with our internal audit department from time to time, and makes recommendations to the Board of Directors for any changes deemed necessary in such procedures; and performs such other functions delegated by the Board of Directors. Our Audit Committee held four meetings in 1999 and was in full compliance with its written charter.

                  The Compensation Committee reviews the performance of our directors and officers and makes recommendations to the Board of Directors with respect to directors' and officers' compensation. Our Compensation Committee held four meetings in 1999.

                  The Finance Committee reviews and recommends to the Board of Directors long-range financial policies and objectives, and actions required to achieve those objectives. Specifically, the Finance Committee reviews capital and operating budgets, current and projected financial results of operations, short-term and long-range financing plans, dividend policy, risk management activities, and major commercial banking, investment banking, financial consulting, and other financial relations of UniSource Energy. Our Finance Committee held three meetings in 1999.

                  The Nominating Committee interviews potential directors, nominates and recommends to the shareholders and directors, as the case may be, qualified persons to serve as directors. The Nominating Committee held one meeting in 1999. At such times as director vacancies occur, the Nominating Committee will consider written recommendations from shareholders for the Board of Directors. The deadline for consideration of recommendations for next year's Annual Meeting of Shareholders is November 30, 2000. Recommendations must include detailed biographical material indicating the candidate's qualifications and a written statement from the candidate of willingness and availability to serve. Recommendations should be directed to the Corporate Secretary, UniSource Energy Corporation, P.O. Box 711, Tucson, Arizona 85702.

                                 BOARD COMPENSATION

                  RETAINER AND FEES

                  Each  non-employee director received a $17,500  annual
                  cash retainer, $1,000 for each Board meeting, $1,000 for each committee meeting and $1,500 as chairperson for each committee meeting attended in 1999. We reimburse directors for any expenses related to their Board service.

                  OPTION GRANTS

                  Non-employee directors also receive options to purchase 2,000 shares of our common stock when they become directors and another 2,000 for each year they serve as director thereafter. The exercise price of the options is the fair market value of our shares on the grant date. These are grants of UniSource Energy common stock options under the 1994 Outside Director Stock Option Plan which vest in one-third increments on the grant date anniversary and expire in ten years. This year, options were granted to each of the directors on January 3, 1999, at an exercise price of $13.3125.


                    DIRECTOR COMPENSATION FOR LAST FISCAL YEAR

                                 Cash Compensation               Security Grants
                                 -----------------               ---------------

                                                                          Number of
                                                              Number     Securities
                      Annual Retainer                          of        Underlying
Name (1)                Fee ($) (2)     Meeting Fees ($)(2)   Shares  Options/SARs (3)
--------              ---------------   -------------------   ------  ----------------

Larry W. Bickle            17,500             28,000             -         2,000
Elizabeth T. Bilby         17,500             30,000             -         2,000
Harold W. Burlingame       17,500             22,000             -         2,000
Jose L. Canchola           17,500             26,000             -         2,000
John L. Carter             17,500             30,500             -         2,000
Daniel W. L. Fessler       17,500             25,000             -         2,000
John A. Jeter              17,500             31,000             -         2,000
R.B. O'Rielly              17,500             21,500             -         2,000
Martha R. Seger            17,500             21,000             -         2,000
H. Wilson Sundt            17,500             26,000             -         2,000

--------------------

(1) Mr. Pignatelli and Mr. Adler are not listed in the above table because directors who are salaried employees of UniSource
     Energy do not receive compensation in their capacity as members of the Board. Refer to the Summary Compensation Table for information concerning their compensation.
(2) Cash compensation includes amounts earned but deferred at the election of directors.
(3) Grants of UniSource Energy common stock options under the 1994 Outside Director Stock Option Plan.


                     EXECUTIVE COMPENSATION AND OTHER INFORMATION

                  SUMMARY OF COMPENSATION

                  The following table summarizes the compensation and stock option grants to, and stock options/stock appreciation rights ("SARs") held by our Chief Executive Officer and our four other most highly compensated executive officers at December 31, 1999 ("Named Executives").

                                      SUMMARY COMPENSATION TABLE


                                                                    Long Term
                                   Annual Compensation         Compensation Awards
                                   -------------------         -------------------

                                                         Restricted    Securities
                                                           Stock        underlying  All Other
     Name and                                             Awards        Options/   Compensation
Principal Position       Year   Salary ($)   Bonus ($)    ($) (1)       SARs (#)     ($) (2)
------------------       ----   ----------   ---------   ----------    ----------- ------------

James S. Pignatelli      1999    450,008      272,800     1,200,005      114,500      7,200
President and Chief      1998    410,050      216,004          -          58,246      7,200
Executive Officer        1997    307,924      186,001        67,524       16,800      7.200

Ira R. Adler             1999    299,988      135,000       225,010       31,800      7,200
Executive Vice           1998    297,614      125,995          -          17,700      7,200
President,               1997    244,558      147,001        83,853       13,300      7,200
Chief Financial
Officer and
Treasurer

Dennis R. Nelson         1999    214,769       67,500       225,010       18,200      7,200
Vice President,          1998    206,693       72,000          -           8,800      7,200
General Counsel          1997    179,595       90,001        61,605        8,400      7,200
and Corporate Secretary

Steven J. Glaser         1999    180,000       64,800       283,760       11,450      7,200
Vice President           1998    186,174       54,000          -           8,000      7,200
Energy Services (TEP)    1997    164,423       82,500        35,935        7,700      7,200

Karen G. Kissinger       1999    170,000       56,100        90,009       10,800      7,200
Vice President,          1998    175,789       51,000          -           7,400      7,200
Controller and Principal 1997    154,019       77,500        53,043        7,200      7,200
Accounting Officer

--------------------

(1)  Award amount represents the fair market value of the restricted stock units on the grant date.  The restrictions on the 1997 grants lapse over a three-year period in one-third increments on each anniversary date of the grant.  The restrictions on the 1999 grants lapse over a two-year period in one-half increments on each anniversary date of the grant.  Recipients are entitled to receive shares of stock after the restrictions have lapsed, but may elect to defer receipt of such stock to a future period.  The restricted stock units are not entitled to dividends.  As of December 31,
     1999, based on the closing market price of UniSource Energy's stock on that date of
     $11.1875, James S. Pignatelli 105,201 restricted stock units valued at $1,176,936;
     Ira R. Adler held 24,657 restricted stock units valued at $275,850; Dennis R. Nelson held
     23,116 restricted stock units valued at $258,610; Steven J. Glaser held 26,338 restricted stock units valued at $294,656; and Karen G. Kissinger held 7,540 restricted stock units valued at $84,354 and 1,224 shares of restricted stock valued at $13,693.
(2)  All Other Compensation is comprised of UniSource Energy's contributions to the TIP.


                  STOCK OPTIONS GRANTS IN 1999

                  During 1999, the Compensation Committee of our Board of Directors granted stock options intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended, to most employees. The options have exercise prices equal to the market price of the common stock at the date of grant. The options vest ratably over a three-year period. The aggregate number of shares attributable to the 1999 grants is 606,243.

                  The following table includes our 1999 grants of stock options and SARs to the Named Executives. The amounts shown as potential realizable values rely on arbitrarily assumed increases in value required by the SEC. In assessing those amounts, please note that the ultimate value of the options, as well as your shares, depends on actual future share prices. Market conditions and the efforts of the directors, the officers and others to foster the future success of UniSource Energy can influence those future share values.


                                  OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                            Individual Grants

                                                                                Potential
                                      Percent of                           Realizable Value at
                      Number of    Total Options/                         Assumed Annual Rates
                     Securities          SARs                                of Stock Price
                     Underlying       Granted to    Exercise                Appreciation for
                     Options/SARs     Employees       Price    Expiration      Option Term
Name                  Granted (#)  in Fiscal Year     ($/Sh)      Date      5% ($)    10%($)
----                 ------------  --------------   --------   ----------   ------    ------

James S. Pignatelli     114,500         18.9%        12.2812     7/16/09    884,350   2,241,116

Ira R. Adler             31,800          5.2%        12.2812     7/16/09    245,610     622,423

Dennis R. Nelson         18,200          3.0%        12.2812     7/16/09    140,569     356,230

Steven J. Glaser         11,450          1.9%        12.2812     7/16/09     88,435     224,112

Karen G. Kissinger       10,800          1.8%        12.2812     7/16/09     83,415     211,389




                  1999 OPTION AND SAR HOLDINGS

                  The following table includes the number and value of exercisable and non-exercisable options and SARs held by the Named Executives as of December 31, 1999. At December 31,1999, none of the options were "in the money," meaning a positive difference between the year-end share price of $11.1875 and the exercise price.
                  The options might never be exercised, and the value, if any, will depend on the share price on the exercise date.


                                 AGGREGATED OPTION/SAR EXERCISES IN
                       LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES


                                              Number of Securities
                                                   Underlying
                                                   Unexercised       Value of Unexercised
                       Shares                    Options/SARs at         In-the-Money
                      Acquired                 Fiscal Year-End (#)  Options/SARs at Fiscal
                    on Exercise     Value          Exercisable/    Year End ($) Exercisable/
      Name               (#)      Realized ($)    Unexercisable          Unexercisable
      ----          -----------   ------------    -------------    -------------------------

James S. Pignatelli      --           --          60,032/158,930             0/0

Ira R. Adler             --           --          40,933/48,034              0/0

Dennis R.Nelson          --           --          28,113/26,866              0/0

Steven J. Glaser         --           --          21,793/19,350              0/0

Karen G. Kissinger       --           --          21,375/18,133              0/0



                  PENSION PLANS

                  The following table shows the estimated annual retirement benefit payable to participants, including the Named Executives, for the average annual earnings and years of service indicated. Remuneration is comprised of the officers' average annual compensation during the five consecutive years of employment with the highest compensation within the last 15 years preceding retirement. Compensation is comprised of salary and bonus, as shown on the Summary Compensation Table.

                  The amount of the pension benefit is equal to a base of 40% of the compensation for 25 years of service, plus 9.7% of such calculated amount. The estimated benefits shown in the Pension Plan Table are straight life annuities not subject to a reduction for any Social Security benefits. The table also reflects amounts payable under the Excess Benefits Plan which will pay from the general funds of UniSource Energy the difference, if any, between the benefits under UniSource Energy's pension plan and any benefit payments which may be limited by federal income tax regulations.

                                          PENSION PLAN TABLE

                                           Years of Service
                        --------------------------------------------------------

  Remuneration ($)        10        15        20        25        30        35
  ----------------        --        --        --        --        --        --
  125,000               54,850    54,850    54,850    54,850    54,850    54,850
  150,000               65,820    65,820    65,820    65,820    65,820    65,820
  175,000               76,790    76,790    76,790    76,790    76,790    76,790
  200,000               87,760    87,760    87,760    87,760    87,760    87,760
  225,000               98,730    98,730    98,730    98,730    98,730    98,730
  250,000              109,700   109,700   109,700   109,700   109,700   109,700

  Remuneration ($)        10        15        20        25        30        35
  ----------------        --        --        --        --        --        --

  300,000              131,640   131,640   131,640   131,640   131,640   131,640
  400,000              175,520   175,520   175,520   175,520   175,520   175,520
  450,000              197,460   197,460   197,460   197,460   197,460   197,460
  500,000              219,400   219,400   219,400   219,400   219,400   219,400
  550,000              241,340   241,340   241,340   241,340   241,340   241,340
  600,000              263,280   263,280   263,280   263,380   263,280   263,280
  650,000              285,220   285,220   285,220   285,220   285,220   285,220


The estimated credited years of service for UniSource Energy's Named Executives are as follows:



                                            Credited
                     Name               Years of Service
                     ----               ----------------

                 James S. Pignatelli            5
                 Ira R. Adler                  14
                 Dennis R. Nelson              22
                 Steven J. Glaser              10
                 Karen G. Kissinger             9


                  OFFICER CHANGE IN CONTROL AGREEMENTS

                      Change in Control Agreements were adopted to attract and retain quality management.

                  TEP has Change in Control Agreements ("Agreements") with all of its officers. The Agreements are in effect until the latter of: (i) five years after the date either TEP or the officer gives written notice of termination of the Agreement; or (ii) if a change in control occurs during the term of the Agreement, five years after the change of control. For the purpose of the Agreements, a change in control includes the acquisition of beneficial ownership of 30% of the common stock of UniSource Energy, certain changes in the UniSource Energy Board of Directors, approval by the shareholders of certain mergers or consolidations, or certain transfers of the assets of UniSource Energy. The Agreements provide that each officer shall be employed by TEP or one of its subsidiaries or affiliates in a position comparable to their current position, with compensation and benefits which are at least equal to their then current compensation and benefits, for an employment period of five years after a change in control (subject to earlier termination due to the officer's acceptance of a position with another company or termination for cause).

                  Following a change in control, in the event that the officer's employment is terminated by TEP (with the exception of termination due to the officer's acceptance of another position or for cause), or if the officer terminates his employment because of a reduction in position, responsibility, salary or for certain other stated reasons, the officer is entitled to severance benefits in the form of: (i) a lump sum payment equal to the present value of three times his salary and bonus compensation; (ii) the present value of the additional amount he would have received under the TEP Retirement Plan if he had continued to be employed  for the five-year period after a  change  in
                  control occurs; (iii) the present value of contributions that would have been made by TEP under the TIP if he had continued to be employed for such five-year period; and (iv) the present value of any employee awards under the 1994 Omnibus Stock and
                  Incentive Plan or any successor plan, which are outstanding at the time of the officer's termination (whether vested or not), prorated based on length of service. Such officer is also entitled to continue to participate in TEP's health, death benefit and disability benefit plans for five years after the termination. The Agreements further provide that TEP will make a payment to the officer to offset any excise taxes that may become payable under certain conditions. Any payments made in respect of such excise taxes are not deductible. Assuming a change in control occurred on the Record Date which resulted in the immediate termination of the Chief Executive Officer and the other Named Executives, the total payments made by UniSource Energy pursuant to the Agreements would not be expected to exceed $16 million.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                  THE COMMITTEE

                  The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for developing and administering executive compensation policies and programs for UniSource Energy and TEP and making recommendations to the Board with respect thereto. In 1999, the Compensation Committee was comprised of five independent outside directors. The Compensation Committee determines the compensation of UniSource Energy's executive officers, including Mr. Pignatelli and the other Named Executives, and sets policies for and reviews the compensation awarded to other key members of management. UniSource Energy applies a consistent philosophy to compensation for all executive employees, including the Named Executives.

                  OVERALL OBJECTIVES

                  UniSource Energy's executive compensation policies and programs generally are intended to relate the compensation of employees to the success of UniSource Energy and the corresponding creation of shareholder value to attract, retain and motivate executives and key employees with competitive compensation opportunities.

                  EXECUTIVE COMPENSATION GENERALLY

                  We review executives' pay each year. Compensation depends on many factors, including individual performance responsibilities, future challenges and objectives and the executive's potential contribution to our future success. We also look at UniSource Energy's financial performance and the compensation levels at comparable companies.

                  UniSource Energy's 1999 compensation program consisted of three components:

                     --  base salary;
                     --  short-term incentive compensation; and
                     --  long-term incentive compensation.

                  BASE SALARY

                  The base salary component of compensation is intended to be competitive with that paid by comparable companies in the energy industry. In developing the compensation program, the Compensation Committee retained an external consultant to conduct a competitive analysis of pay for UniSource Energy's officer group. In conducting its analysis for 1999, the consultant used two comparator groups: (i) an energy group consisting of 11 gas and electric utilities with revenues from $.5 to $1.4 billion; and
                  (ii)  a  mixed  group of 22 public  companies  in  the
                  energy and related technology industries, with revenues from $.5 to $1.4 billion. The Compensation Committee believes the companies in the comparator groups are a more appropriate comparison for UniSource Energy than the Edison Electric 100 companies used in the Performance Graph set forth below, because the type of business and annual revenues of the companies included in the survey are more closely related to those of UniSource Energy and the companies in the comparator groups represent primary competitors to UniSource Energy for top-level management personnel. The external data from companies in the comparator groups was used to develop a market compensation for each executive position. "Market compensation" refers to the median total salary for utility executives in the comparator groups. Base salaries for UniSource Energy's executive officers, including Mr. Pignatelli and the other Named Executives, were set at market compensation levels in January 1998, in recognition of the increasingly competitive environment in the electric industry and the need to continue to attract and retain highly qualified executives and the fact that a substantial portion of each executive's total compensation package is "at-risk," based on the achievement of certain corporate goals. See Short-Term Incentive Compensation and Long-Term Incentive Compensation below. Base salaries for the Company's executives, including the Named Executives, were not increased in 1999, with the exception of four newly named officers whose salaries were set at market compensation levels and one additional officer of TEP, whose salary was increased to a market level reflecting new responsibilities.

                  SHORT-TERM INCENTIVES

                  The Board adopted a Short-Term Incentive Plan to provide compensation for meeting or exceeding specified objectives designed to contribute to the attainment of UniSource Energy's long-term strategic plan. Under the Short-Term Incentive Plan, target award levels are set as a percentage of each participant's base salary. In 1999, the percentage for our executive officers ranged from 25-55%. Actual awards can vary from 0 to 150% of the target award level. Awards for Mr. Pignatelli, Mr. Adler and Mr. Nelson are determined by the Board based on individual contributions to business results and individual performance. Awards for the remaining executive officers are determined by the Board based on the accomplishment of previously established individual goals and contribution to business results. Based on the foregoing factors, the Compensation Committee made awards to executive officers of the Company ranging from 0% to 125% of the target award level. Incentive compensation awarded to Mr. Pignatelli and the other Named Executives is set forth in the preceding Summary Compensation Table.

                  LONG-TERM INCENTIVES

                  UniSource Energy's long-term incentive compensation is intended to attract and retain quality employees over the long term in a manner that directly aligns them with shareholder interests.

                  At the recommendation of the Compensation Committee, the Board of Directors unanimously adopted, and, at the 1994 Annual Meeting of Shareholders, the shareholders approved the Tucson Electric Power Company 1994 Omnibus Stock and Incentive Plan. On July 16, 1999 the Compensation Committee issued Non-Qualified Stock Options ("NQSOs") to all executive officers of UniSource Energy including Mr. Pignatelli and the other Named Executives. In calculating the level of awards to the other executive officers, the Compensation Committee considered the above analysis of executive compensation for comparative companies. Based on such analysis, the Compensation Committee awarded Mr. Pignatelli NQSOs with a total value equal to 120% of his base salary (based on a Black-Scholes pricing model which assigned a value of $4.72 per share). The total value of stock options issued to the other Named Executives ranged from 30% to 50% of base salary. The number of shares covered by the stock option grant to Mr. Pignatelli was 114,500. The Compensation Committee did not consider the number of options previously granted or outstanding.

                  In 1999, the Compensation Committee issued awards of restricted stock units to 12 executive officers including the Named Executives. Restricted stock units represent the right to receive UniSource stock following the expiration of a stated period of time and were issued to retain key management personnel. Executives that received restricted stock awards in 1999 are entitled to receive one-half of the awarded stock on March 5, 2002 and the remaining half on March 5, 2003, provided they are then still employed by UniSource Energy or its subsidiaries. The Compensation Committee awarded Mr. Pignatelli 100,524 restricted stock units with a total value equal to 267% of his base salary (based on the closing market price of $11.9375 on the grant date). The total number of shares of restricted stock issued to other Named Executives ranged from 53% to 158% of base salary.

                  TAX CODE CONCERNS

                  The Compensation Committee does not presently have a policy regarding qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended.

                  CONCLUSION

                  We believe Mr. Pignatelli and his executive team have provided outstanding service to UniSource Energy. We will work to assure the executive compensation programs continue to meet out strategic goals as well as the overall objectives discussed above.

                                    Respectfully submitted,

                                    THE COMPENSATION COMMITTEE

                                    H. Wilson Sundt, Chair
                                    Larry W. Bickle
                                    Elizabeth T. Bilby
                                    Harold W. Burlingame
                                    Jose L. Canchola
                                    John A. Jeter

                                AUDIT COMMITTEE REPORT

                  THE COMMITTEE

                  The Audit Committee is made up of non-employee, financially literate, independent directors. Several members of the Audit Committee have accounting or related financial management expertise. The Committee has complied with its charter including the requirement to meet periodically with UniSource Energy's independent auditors, our Internal Audit Department, and our management to discuss the auditors' findings and other financial and accounting matters.

                  PricewaterhouseCoopers LLP, our independent auditor, has provided the Audit Committee with written assurance of its independence. The Audit Committee has discussed the results of the PricewaterhouseCoopers audit as required by applicable accounting standards. The Committee has also reviewed and discussed with management the audited financial statements that appear in our 1999 Annual Report.

                  Based on all of its activities during the year, the Audit Committee recommended to the Board of Directors that the financial statements for 1999 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

                                     Respectfully submitted,

                                     THE AUDIT  COMMITTEE

                                     John A. Jeter, Chair
                                     Larry W. Bickle
                                     Elizabeth T. Bilby
                                     Harold W. Burlingame
                                     Martha R. Seger
                                     John L. Carter
                                     H. Wilson Sundt

                         PERFORMANCE GRAPH
       Comparison of Cumulative Five Year Total Return Among
           UNISOURCE ENERGY, Standard & Poor's 500 Index
         and EEI Index of 100 Investor-Owned Utilities (1)

The graph showing on the hard copy represents the comparison of five year cumulative total return between UniSource Energy Corporation, the S&P
500 Index, and EEI Index of 100 investor-owned utilities.  The graph's
X-axis shows the years 1994 to 1999, and the Y-axis shows dollar values from 50 to 400. The data points are connected by lines with the following markers:
UNS - triangles; S&P 500 Index - diamonds; EEI Index of 100 investor-owned utilities - squares. The datapoints are as follows:



                          1994    1995    1996    1997    1998    1999
                          ----    ----    ----    ----    ----    ----

UniSource Energy
Corporation               $100    $108    $110    $121    $ 90    $ 75

S&P 500 Index             $100    $138    $169    $226    $290    $351

EEI Index of 100
Investor-owned
Utilities                 $100    $131    $133    $169    $192    $157

--------------------

(1) Assumes $100 invested on December 31, 1994 in Tucson Electric
    Power Company common stock, S&P Index and EEI Index. It is assumed that all dividends are reinvested in stock at the frequency paid and the returns of each component peer group issuer are weighted according to the issuer's stock market capitalization at the beginning of the period.



    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  LEBOEUF LAMB GREEN & MACRAE L.L.P.

                  The law firm of LeBoeuf Lamb Green & MacRae L.L.P. has provided certain legal services to UniSource Energy. Mr. Fessler, a member of our Compensation Committee is an equity owner of that firm. The arrangements with that firm are competitive with those of other law firms serving us.

               PROPOSAL 2:  AMENDMENT TO UNISOURCE ENERGY'S
                  1994 OMNIBUS STOCK AND INCENTIVE PLAN

                  GENERAL

                  Our 1994 Omnibus Stock and Incentive Plan (the "Omnibus Plan") was originally adopted by the TEP Board of Directors, effective February 4, 1994 and approved by the TEP shareholders in May, 1994. The Omnibus Plan has since been assumed by UniSource Energy in connection with the establishment of UniSource Energy as the holding company for TEP in 1998. UniSource Energy and the Compensation Committee of the Board believe that UniSource Energy's prospects for returning gradually to long-term financial viability depend, in part, upon the capability and performance of its salaried employees and that appropriate compensation and incentives are integral in attracting and retaining these personnel. The Omnibus Plan is designed to accomplish these objectives by providing equity interests in UniSource Energy for salaried employees, and providing incentives for superior performance. The following is a summary of the material features of the Omnibus Plan, as amended, a complete copy of which appears as Appendix A hereto. The summary is qualified in its entirety by reference to Appendix A.

                  PROPOSED AMENDMENTS

                  The Board of Directors has adopted, subject to shareholder approval, amendments to the Omnibus Plan including making an additional 2,500,000 shares of UniSource Energy common stock available for awards under the Omnibus Plan. The Amendment also limits the maximum number of shares of stock subject to options or SARs granted during any calendar year to any individual to 200,000 shares and the maximum number of shares of stock for all awards under the Plan in a given year to any one individual to 300,000. The Amendment also adds a provision to the Omnibus Plan which will prohibit repricings of any outstanding option or SAR to a price that is less than the fair market value of a share of UniSource Energy stock on the date the option or SAR was granted. At the Meeting, the shareholders are being asked to ratify and approve making the 2,500,000 additional shares available under the Plan.

                  PURPOSE OF AMENDMENT

                  As set forth above, equity incentives are an integral part of our compensation philosophy. All salaried employees with six or more months of experience historically have been granted options.

                  Since the adoption of the Omnibus Plan, we have granted options with respect to substantially all of the shares authorized under the Omnibus Plan. We believe that awarding options under the Omnibus Plan has been integral to our success in returning to long-term financial viability. We also believe the dilutive effect of the awards is substantially less than the earnings improvements driven by recruiting, retaining and motivating employees through the Omnibus Plan. We believe that failure to continue the Omnibus Plan in the future would have a materially negative impact on our ability to attract and retain skilled employees and management and accordingly to maintain growth in the newly deregulated and increasingly competitive electricity environment.

                  We believe the 2,500,000 additional shares requested under this proposed amendment will be sufficient to accommodate all anticipated awards during the remaining term of the Omnibus Plan. We further believe that the proposed amendment benefits shareholders in that it continues to align shareholder interests with employee interests.

                  PARTICIPATION

                  All salaried employees (approximately 452) are eligible to participate in the Omnibus Plan. Participants are those salaried employees who may be selected by the Compensation Committee in its sole discretion from those eligible for awards. In addition, approximately 677 union employees are included as eligible participants under the Omnibus Plan.

                  ADMINISTRATION

                  The Omnibus Plan is administered by the Compensation Committee of the Board of Directors, which Committee is composed entirely of non-employee directors.

                  TYPES OF AWARDS

                  The Omnibus Plan provides for granting of any or all of the following types of awards: (i) stock options, including incentive stock options, non-qualified stock options and discounted stock options; (ii) stock appreciation rights; (iii) restricted stock; (iv) performance units; (v) performance shares; and (vi) dividend equivalents. The type and amount of awards, the time when made, the term, the price, exercise provisions, vesting provisions, performance criteria, if any, method of payment, and any other terms of the award are determined by the Compensation Committee at the time of each grant, subject to the express provisions of the Omnibus Plan.

                  Awards   which  are  not  yet  exercisable   will   be
                  accelerated upon any "change in control" of UniSource Energy as defined in the Omnibus Plan.

                  TERM AND AMENDMENT

                  No awards may be made under the Omnibus Plan on or after tenth anniversary of its effective date. The Omnibus Plan is subject to earlier termination by the Board. The Board may amend the Omnibus Plan without further approval of the shareholders except to the extent approval is required by Rule 16b-3 under the Exchange Act or is otherwise required by law.

                  SHARES SUBJECT TO THE OMNIBUS PLAN

                  The number of shares of common stock of UniSource Energy, no par value, underlying awards under the Omnibus Plan currently may not exceed 1.6 million in the aggregate (subject to anti-dilution adjustments). If the shareholders approve Proposal Two, an additional 2,500,000 shares of UniSource Energy common stock will be made available for awards under the Omnibus Plan. Shares underlying awards that expire or terminate unexercised or that are not settled in stock are thereafter available for further grants to the maximum extent possible. The shares of common stock to be delivered under the Omnibus Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock, not reserved for any other purpose. On March 22, 2000, the most recent practicable date for which quotations were available prior to the printing of this document, the closing price per share of the UniSource Energy common stock was $14.25, as reported on the New York Stock Exchange Composite Transaction Tape.

The table below reflects the 1999 grants made under the 1994 Plan. We do not believe that the amounts granted in 1999 would have differed if the proposed amendments had been adopted at the beginning of 1999. At this time, we are unable to predict the awards that will be made in the future if the proposed Plan amendments are passed.

                                        New Plan Benefits
                  1999 Grants Under the 1994 Omnibus Stock and Incentive Plan


                                     Restricted Share Units       Stock Options Granted
                                     ----------------------       ---------------------

                                                                    Dollar   Number of
Name and Principal Position    Dollar Value (1)   Number of Units    Value     Units
---------------------------    ----------------   ---------------   ------   ---------

James S. Pignatelli               1,200,005           100,524         (2)     114,500
President and Chief
Executive Officer

Ira R. Adler                        225,010            18,849         (2)      31,800
Executive Vice President,
Chief Financial Officer
and Treasurer

Dennis R. Nelson                    225,010            18,849         (2)      18,200
Vice President, General
Counsel and Corporate
Secretary

Steven J. Glaser                    283,760            23,849         (2)      11,450
Vice President
Energy Services (TEP)

Karen G. Kissinger                   90,009             7,540         (2)      10,800
Vice President,
Controller and Principal
Accounting Officer

All current executive officers    3,047,279           255,238         (2)     263,450
as a group

All non-employee directors            --                 --            --       --
as a group

All employees, excluding              --                 --           (2)     342,793
executive officers, as a
group

-------------------

(1) The value represents the fair market value of the restricted stock award on the grant date.
(2) The exercise price of the options equaled the market price of UniSource Energy's common stock at the grant date.


                  GRANT INFORMATION

                  The number of officers and employees who are selected for awards under the Omnibus Plan varies from year to year. It is not possible to determine awards that will be made pursuant to the Omnibus Plan in the future.

                  The exercise price for incentive and non-qualified stock options granted under the Omnibus Plan may not be less than the fair market value of UniSource Energy's common stock on the date of grant; provided, however, that non-qualified stock options which are discounted stock options are not subject to this restriction but must have an exercise price not less than the greater of $1.00 or 25% of the fair market value of the stock on the date of grant.

                  Other terms of option grants will be determined by the Compensation Committee on the date of grant.

                  OPTIONS FEDERAL INCOME TAX CONSEQUENCES

                  Consequences to the Optionholder

                  Grant. There are no federal income tax consequences to the optionholder solely by reason of the grant of incentive stock options and non-qualified stock options under the Omnibus Plan.

                  Exercise. The exercise of incentive stock options is not a taxable event for regular federal income tax purposes.

                  Upon the exercise of a non-qualified stock option, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of UniSource Energy common stock at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an optionholder of a non-qualified stock option will be subject to both wage and employment tax withholding.

                  The optionholder's tax basis in the shares acquired pursuant to the exercise of a stock option will be the amount paid upon exercise plus, in the case of a non-qualified stock option, the amount of ordinary income recognized by the optionholder upon exercise.

                  Qualifying Disposition. If an optionholder disposes of shares of UniSource Energy common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one year after the date on which the shares are transferred to the optionholder, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder's adjusted basis in such shares (generally the option exercise price.)

                  Disqualifying Disposition. If an optionholder disposes of shares of UniSource Energy common stock acquired upon exercise of an incentive stock option (other than in certain tax-free transactions) within two years from the date on which the incentive stock option is granted or within one year after the transfer of the shares to the optionholder, then at the time of disposition the optionholder will generally recognize ordinary income equal to the lesser of (i) the excess of such shares' fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder's actual gain (i.e., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the amount realized on a taxable disposition exceeds the fair market value on the date of exercise, then the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the amount realized is less than the exercise price paid by the optionholder), then the loss will be a capital loss.

                  Other Disposition. If an optionholder disposes of shares of UniSource Energy common stock acquired upon exercise of a non-qualified stock option in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis (as discussed above) in the shares sold and the amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of UniSource Energy common stock acquired upon exercise of incentive stock options as discussed above) will be long-term or short-term depending on whether the shares of UniSource Energy common stock were held for more than one year from the date such shares were transferred to the optionholder.

                  Consequences to UniSource Energy

                  There are no federal income tax consequences to UniSource Energy by reason of the grant of incentive stock options or non-qualified stock options or the exercise of incentive stock options (other than disqualifying dispositions).

                  At the time the optionholder recognizes ordinary income from the exercise of an non-qualified stock option, UniSource Energy will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that UniSource Energy satisfies its withholding obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of incentive stock option, UniSource Energy will be entitled to a corresponding deduction in the year in which the disposition occurs.

                  UniSource Energy will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of a non-qualified stock option. UniSource Energy will be required to withhold income and employment taxes (and pay the employer's share of employment taxes) with respect to ordinary income recognized by the optionholder upon the exercise of non-qualified stock options.

                  Other Tax Consequences

                  The above discussion is not a complete description of the federal income tax aspects of incentive stock options and non-qualified stock options under the Omnibus Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to changes. Furthermore, the above discussion does not address state or local tax consequences.

    The Board recommends that you vote "FOR" the Amendment to the
                            Omnibus Plan.

                          SUBMISSION OF SHAREHOLDER PROPOSALS

                  GENERAL

                  Rule 14a-4 of the SEC's proxy rules allows us to use discretionary voting authority to vote on a matter coming before an annual meeting of the shareholders which was not included in our Proxy Statement (if we do not have notice of the matter at least 45 days before the date on which we first mailed our proxy materials for the prior year's annual meeting of the shareholders). In addition, we may also use discretionary voting authority if we receive timely notice of such matter (as described in the preceding sentence) and if, in the Proxy Statement, we describe
  . the nature of such matter and how we intend to exercise our discretion to vote on it. Accordingly, for our 2001 Annual Meeting of Shareholders, any such notice must be submitted to the Corporate Secretary of UniSource Energy on or before February 13, 2001.

                      We must receive your shareholder proposals by November 30, 2000

                  This requirement is separate and apart from the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in our Proxy Statement. Shareholder proposals intended to be presented at our 2001 Annual Meeting of Shareholders must be received by us no later than November 30, 2000 in order to be eligible for inclusion in our Proxy Statement and the form of proxy relating to that meeting. Direct any proposals, as well as related questions to the undersigned.

                                 OTHER BUSINESS

                  The Board of Directors knows of no other matters for consideration at the Meeting. If any other business should properly arise, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment.

                  Additional copies of our 1999 Annual Report on form 10-K may be obtained by shareholders, without charge, upon written request to Library, UniSource Energy Corporation, 3950 East Irvington Road, Mail Stop RC114, P.O. Box 711, Tucson, Arizona 85702. You may also obtain our SEC filings through the Internet at www.sec.gov.

                                   By order of the Board of Directors.



                                   Dennis R. Nelson
                                   Corporate Secretary

                 PLEASE VOTE - YOUR VOTE IS IMPORTANT

                                                             APPENDIX A

                   Tucson Electric Power Company
               1994 Omnibus Stock and Incentive Plan


Section 1:  Establishment, Purpose and Effective Date of Plan.....A-1
Section 2:  Definitions...........................................A-1
Section 3:  Eligibility and Participation.........................A-2
Section 4:  Administration/.......................................A-3
Section 5:  Stock Subject to Plan.................................A-3
Section 6:  Duration of Plan......................................A-3
Section 7:  Stock Options.........................................A-4
Section 8:  Stock Appreciation Rights.............................A-5
Section 9:  Restricted Stock......................................A-6
Section 10: Performance Units and Performance Shares..............A-7
Section 11: Discounted Stock Options..............................A-8
Section 12: Beneficiary Designation...............................A-8
Section 13: Rights of Employees...................................A-8
Section 14: Change in Control.....................................A-8
Section 15: Amendment, Modification and Termination of Plan.......A-9
Section 16: Tax Withholding.......................................A-9
Section 17: Indemnification......................................A-10
Section 18: Requirements of Law..................................A-10
Section 19: Funding..............................................A-10

Section 1:   Establishment, Purpose and Effective Date of Plan

        1.1 Establishment. Tucson Electric Power Company, an Arizona corporation, hereby establishes the "Tucson Electric Power Company 1994 Omnibus Stock and Incentive Plan" (the "Plan") for Employees. The Plan permits the grant of stock options, dividend equivalents, stock appreciation rights, restricted stock, performance units and performance shares.

        1.2  Purpose.   The purpose of the Plan is  to  advance  the
interests of the Company, by encouraging and providing for the acquisition of an equity interest in the success of the Company by Employees, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of Employees upon whose judgment,
interest  and  special  effort  and  successful  conduct   of   its
operations is largely dependent.

        1.3 Effective Date. The Plan shall become effective immediately upon its adoption by the Board of Directors of the Company subject to its ratification by the shareholders of the Company and the receipt of any necessary governmental approvals.

Section 2:   Definitions

        2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

         (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock, Performance Unit or Performance Share granted under this Plan.

         (b)  "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d)  "Committee"  means  the  non-Employee   independent
directors of the Company serving on the Compensation Committee of the Board of Directors. No person, while a member of the Committee, shall be eligible for participation in the Plan, and no person shall become a member of the Committee unless such person meets the requirements for disinterested administration set forth in Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

         (e) "Company" means Tucson Electric Power Company, an Arizona Corporation.

         (f) "Discounted Stock Option" means an Option granted pursuant to Section 11 of the Plan.

         (g) "Disability" means disability as defined in the Company's Salaried Employees Retirement Plan.

         (h) "Employee" means a common law salaried Employee (including officers and directors who are also Employees) of the Company or its subsidiaries.

         (i) "Fair Market Value" means the average of the highest and lowest sales prices of the Stock as reported on the consolidated tape for securities listed on the New York Stock Exchange on a particular date. In the event that there are no Stock transactions on such date, the Fair Market Value shall be determined by utilization of the above formula as of the immediately preceding date on which there were Stock transactions.

         (j) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (i) an "incentive stock option" within the meaning of Section 422 of the Code, (ii) a "nonstatutory stock option" (an option which is not an incentive stock option) including a Discounted Stock Option, or (iii) any other type of option encompassed by the Code.

         (k) "Participant" means any Employee designated by the Committee to participate in the Plan.

         (l) "Performance Unit" means a right to receive a payment equal to the value of a Performance Unit as determined by the Committee.

         (m) "Performance Share" means a right to receive a payment equal to the value of a Performance Share as determined by the Committee.

         (n) "Period of Restriction" means the period during which shares of Restricted Stock are subject to restrictions pursuant to
Section 9 of the Plan.

         (o) "Restricted Stock" means Stock granted to a Participant pursuant to Section 9 of the Plan.

         (p) "Retirement" (including "Early Retirement" and "Normal Retirement") means termination of employment for retirement under the terms of the Company's Salaried Employees Retirement Plan.

         (q) "Stock" means the Common Stock of the Company, no par value.

         (r) "Stock Appreciation Right" and "SAR" mean the right to receive a payment from the Company equal to the excess of the Fair Market Value of the share of Stock at the date of exercise over a specified price fixed by the Committee, which shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the specified price shall be the Option exercise price.

        2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

Section 3:   Eligibility and Participation

        3.1 Eligibility and Participation. Participants in the Plan shall be selected by the Committee from among those Employees who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

Section 4:   Administration

        4.1 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee in good faith pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons whomsoever.

      The Committee shall have the authority, in its discretion, to determine the Employees to whom Awards shall be granted, the times when such Awards shall be granted, the number of Awards, the purchase price or exercise price, the period(s) during which such Awards shall be exercisable (whether in whole or in part), the restrictions applicable to Awards, and the other terms and provisions thereof (which need not be identical). The Committee shall have the authority to modify existing Awards; however no modification of existing Awards shall occur without the consent of the Employee holding such Awards.

Section 5:   Stock Subject to Plan

        5.1 Number. The total number of shares of Stock subject to Awards under the Plan may not exceed eight million, subject to adjustment upon occurrence of any of the events indicated in
Section 5.3. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

       5.2 Lapsed Awards. Subject to the express provisions of the Plan, if any Award granted under the Plan terminates, expires or lapses for any reason, or is paid in cash, any Stock subject to such Award again shall be Stock available for the grant of an Award. With respect to Awards made to Section 16 insiders, shares of such Stock may be reused to the maximum extent permitted under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

       5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock that occurs after ratification of the Plan by the shareholders of the Company by reason of a Stock
dividend   or   split,  recapitalization,  merger,   consolidation,
combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available under the Plan subject to each outstanding Award, and its stated exercise price, or the basis upon which the Award is measured shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. Any adjustment to an incentive stock option shall be made pursuant to the requirements of Section 424(b) of the Code.

Section 6:   Duration of Plan

        6.1 Duration of Plan. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Section 15 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Award may be granted under the Plan on or after the tenth (10th) anniversary of the Plan's effective date.

Section 7:   Stock Options

        7.1 Grant of Options. Subject to the provisions of Sections 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee may grant any type of Option to purchase Company Stock that is permitted by law at the time of grant. To the extent the aggregate Fair Market Value (determined at the time the Option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by a Participant in any calendar year (under this Plan and any other plans of the Company) exceeds $100,000, such Options shall not be deemed incentive stock options. In determining which Options may be treated as non-qualified Options under the preceding sentence, Options will be taken into account in the order of their dates of grant. No incentive stock option may be granted to any person who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. Nothing in this Section 7 of the Plan shall be deemed to prevent the grant of nonstatutory stock options in amounts which exceed the maximum established by Section 422 of the Code.

        7.2 Option Agreement. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains and such other provisions as the Committee shall determine.

        7.3 Option Price. No Option shall be granted pursuant to the Plan at an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted, except Discounted Stock Options described in Section 11.

        7.4 Duration of Options. Each Option shall expire at such time or times as the Committee shall determine at the time it is granted; provided, however, that no Option shall be exercisable later than ten (10) years from the date of its grant.

        7.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.

        7.6 Payment. The purchase price of Stock upon exercise of any option shall be paid in full either (i) in cash, (ii) in Stock valued at its Fair Market Value on the date of exercise, or (iii) by a combination of (i) and (ii) at the discretion of the Committee. The Committee in its sole discretion may also permit payment of the purchase price upon exercise of any Option to be made by (i) having shares withheld from the total number of shares of common stock to be delivered upon exercise, or (ii) delivering a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. The proceeds from payment of option prices shall be added to the general funds of the Company and shall be used for general corporate purposes.

        7.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

        7.8 Termination of Employment Due to Death, Disability or Retirement. In the event the employment of a Participant is terminated by reason of death, Disability or Retirement, any outstanding Options then exercisable may be exercised by the Participant (or the beneficiary, in the case of death) at any time prior to the expiration date of the Options, or within twelve (12) months after such date of termination of employment, whichever period is the shorter, except in the case of Retirement, where a three (3) year period shall be substituted for the twelve (12) month period. However, in the case of incentive stock options, the favorable tax treatment prescribed under Section 422 of the Code shall not be available if such Options are not exercised within three (3) months after date of termination, or twelve (12) months in the case of Disability. If an incentive stock option is not exercised within three (3) months of termination due to Retirement, it shall be treated as a nonstatutory stock option for the remainder of its allowable exercise period.

        7.9 Termination of Employment Other Than for Death, Disability or Retirement. If the employment of the Participant shall terminate for any reason other than death, Disability, Retirement, or involuntarily for cause, the rights under any then outstanding Option granted pursuant to the Plan shall terminate upon the expiration date of the Option or three months after such date of termination of employment, whichever first occurs. Where termination of employment is involuntarily for cause, rights under all Options shall terminate immediately upon termination of employment.

        7.10 Non-Transferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order. Further, all Options granted to a Participant under the Plan shall be exercisable only by such Participant during his lifetime.

Section 8:   Stock Appreciation Rights

        8.1 Grant of Stock Appreciation Rights. Subject to the provisions of Sections 5 and 6, Stock Appreciation Rights ("SARs") may be granted to Participants at any time and from time to time as shall be determined by the Committee. An SAR grant shall be in writing.

        8.2 Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

         (a) The difference between the Fair Market Value of a share of Stock at the date of exercise over the price fixed by the Committee at the date of grant, by

         (b) The number of shares with respect to which the SAR is exercised.

        8.3 Form and Timing of Payment. At the sole discretion of the Committee, payment for SARs may be made in cash or Stock, or in a combination thereof.

        8.4 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act.

         8.5 Term of SAR. The term of an SAR granted under the Plan shall not exceed ten (10) years.

         8.6 Termination of Employment. In the event the employment of a Participant is terminated by reason of death, Disability, Retirement, or any other reason, any SARs outstanding shall terminate in the same manner as specified for Options under Sections 7.8 and 7.9 herein.

         8.7 Non-Transferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order. Further, all SARs granted to a Participant under the Plan shall be exercisable only by such Participant during his lifetime.

Section 9:   Restricted Stock

        9.1 Grant of Restricted Stock. Subject to the provisions of Sections 5 and 6, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such participants and in such amounts as it shall determine. Each grant of Restricted Stock shall be in writing.

        9.2  Transferability.  Except as provided in Sections 9.6 and
9.7 hereof, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for such a period of time as shall be determined by the Committee and shall be specified in the Restricted Stock grant, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock grant.

        9.3 Other Restrictions. The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities law, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

        9.4 Voting Rights. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction.

        9.5  Dividend and Other Distributions.  During the Period of
Restriction,  Participants  holding  shares  of  Restricted   Stock
granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in
shares  of  Stock,  the  shares  shall  be  subject  to  the   same
restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

        9.6 Termination of Employment Due to Retirement. In the event that a Participant attains normal retirement age under the Company's Salaried Employees Retirement Plan, the Period of Restriction applicable to the Restricted Stock pursuant to Subsection 9.2 hereof shall automatically terminate and, except as otherwise provided in Subsection 9.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable. In the event that a participant terminates his employment with the Company because of Early Retirement under the Salaried Employees Pension Plan, any shares of Restricted Stock still subject to restrictions shall be forfeited and returned to the Company; provided, however, that the Committee in its sole discretion may waive the restrictions remaining on any or all shares of Restricted Stock or add such new restrictions to those shares of Restricted Stock as it deems appropriate.

        9.7 Termination of Employment Due to Death or Disability. In the event a Participant terminates his employment with the Company because of death or Disability during the Period of Restriction, the restrictions applicable to the shares of Restricted Stock pursuant to Section 9.2 hereof shall terminate automatically with respect to that number of shares (rounded to the nearest whole number) equal to the number of shares of Restricted Stock granted to such Participant multiplied by the number of full months which have elapsed since the date of grant divided by the maximum number of full months of the Period of Restriction. All remaining shares still subject to restrictions shall be forfeited and returned to the Company; provided, however, that the Committee in its sole discretion, may waive the restrictions remaining on any or all such remaining shares.

        9.8  Termination of Employment for Reasons Other Than Death,
Disability   or  Retirement.   In  the  event  that  a  Participant
terminates his employment with the Company for any reason other than those set forth in Sections 9.6 and 9.7 hereof during the Period of Restrictions, then any shares of Restricted Stock still
subject   to   restrictions  at  the  date  of   such   termination
automatically shall be forfeited and returned to the Company; provided, however, that, in the event of an involuntary termination of the employment of a Participant by the Company, the Committee in its sole discretion may waive the automatic forfeiture of any or all such shares and/or may add such new restrictions to such shares of Restricted Stock as it deems appropriate.

Section 10:   Performance Units and Performance Shares

        10.1 Grant of Performance Units or Performance Shares. Subject to the provisions of Sections 5 and 6, Performance Units or Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant.

        10.2 Value of Performance Units and Performance Shares. Each Performance Unit and each Performance Share shall have a value determined by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the ultimate value of the Performance Unit or Performance Share to the Participant. The time period during which the performance goals must be met shall be called a performance period and shall be determined by the Committee.

        10.3  Form and Timing of Payment.  Payment shall be made in cash, Stock or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

        10.4 Termination of Employment Due to Death, Disability or Retirement. In the case of death, Disability or Retirement, the holder of a Performance Unit or Performance Share (or his beneficiary in the event of death) shall receive pro rata payment based on the number of months' service during the performance period but based on the achievement of performance goals during the entire performance period. Payment shall be made at the time payments are made to Participants who did not terminate service during the performance period.

        10.5 Termination of Employment for Other Reasons. In the event that a Participant terminates employment with the Company for any reason other than death, Disability or Retirement, all Performance Units and Performance Shares shall be forfeited; provided, however, that in the event of an involuntary termination of the employment of the Participant by the Company, the Committee in its sole discretion may waive the automatic forfeiture provisions and pay out on a pro rata basis as set forth in Section 10.4.

        10.6 Non-Transferability. No Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order until the termination of the applicable performance period. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable only by such Participant during his lifetime.

Section 11:   Discounted Stock Options

        11.1 Grant of Discounted Stock Options. Subject to the provisions of Sections 5 and 6 of the Plan, Discounted Stock Options may be granted to Participants hereunder. Such Discounted Stock Options shall satisfy each of the requirements set forth in
Section 7 hereof, and the other provisions of this Plan which are applicable to Option awards which are not intended to be incentive stock options (except Section 7.3 of the Plan which requires the exercise price of an Option to be not less than the Fair Market Value of the Stock covered by the Option).

        11.2 Pricing of Discounted Stock Options. The exercise price of a Discounted Stock Option shall be determined by the Committee and set forth in the stock option agreement with the Participant, but in no event shall such price be less than the greater of $1.00 or 25 percent (25%) of the Fair Market Value of the Stock covered by the Option on the date the Discounted Stock Option is granted.

Section 12:   Beneficiary Designation

        12.1 Beneficiary Designation. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by  the  Participant  in  writing with  the  Committee  during  his
lifetime.  In  the  absence  of  any  such  designation,   benefits
remaining unpaid at the Participant's death shall be paid to his estate.

Section 13:   Rights of Employees

        13.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any
Participant's  employment  at  any  time,  nor  confer   upon   any
Participant any right to continue in the employ of the Company.

        13.2  Participant.   No Employee shall have  a  right to be
selected as a Participant, or, having been so selected, to be selected again as a Participant.

Section 14:   Change in Control

        14.1 In General. In the event of a change in control of the Company as defined in Section 14.2 below, all Awards under the Plan shall vest 100%. All Performance Units and Performance Shares shall be paid out based upon the extent to which performance goals during the performance period have been met up to the date of the change in control, or at target, whichever is higher. Restrictions on
Restricted   Stock  shall  lapse.  Options  and  SAR's   shall   be
immediately exercisable by the holder.

        14.2  Definition.   For purposes of the Plan, a  "change in
control" shall mean any of the following events:

         (i) the Company receives a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any person, group, corporation or other entity is the beneficial owner directly or indirectly of thirty percent or more of the outstanding Common Stock of the Company;

         (ii) any person (as such term is defined in Section 13(d) of the Exchange Act), group, corporation or other entity other than the Company of a wholly-owned subsidiary of the Company, purchases shares pursuant to a tender offer or exchange offer to acquire any common stock of the Company (or securities convertible into common stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person, group, corporation or other entity in question is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of thirty percent or more of the outstanding Common Stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire common stock);

         (iii) the stockholders of the Company approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

         (iv) there shall have been a change in a majority of the members of the Board of Directors of the Company within a 24-month period unless the election or nomination for election by the Company's stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 24-month period.

Section 15:   Amendment, Modification and Termination of Plan

        15.1 Amendment, Modification and Termination of Plan. The Board at any time may terminate, and from time to time may amend or modify the Plan; provided, however, that any such action of the Board, shall be subject to approval of the shareholders, to the extent required by law.

     No amendment, modification or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

Section 16:   Tax Withholding

        16.1 Tax Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local withholding tax requirements on any Award under the Plan.

     To the extent permissible under applicable tax, securities, and other laws, the Company may, in its sole discretion, permit the Participant to satisfy a tax withholding requirement by (i) using already owned shares, (ii) through a cashless transaction, or
(iii) directing the Company to apply shares ofstock to which the Participant is entitled as a result of the exercise of an option or the lapse of a Period of Restriction (including, for this purpose, the filing of an election under Section 83(b) of the Code), to satisfy such requirement.

       16.2 Disposition of Shares. In the event that a Participant shall dispose (whether by sale, exchange, gift or any like transfer) of any shares of Common Stock of the Company (to the extent such shares are deemed to be purchased pursuant to an incentive stock option) acquired by him within two (2) years of the date of grant of the related option or within one (1) year after the acquisition of such shares, he will notify the secretary of the Company no later than fifteen (15) days from the date of such disposition of the date or dates and the number of shares disposed of by him and the consideration received, if any, and, upon notification from the Company, promptly forward to the secretary of the Company any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by
delay   in  making  such  payment)  incurred  by  reason  of   such
disposition.

Section 17:   Indemnification

        17.1 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 18:   Requirements of Law

        18.1 Requirements of Law. The granting of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

        18.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Arizona.

Section 19:   Funding

        19.1 Funding of Plan. Except in the case of Awards of Restricted Stock, the Plan shall be unfunded. The Company shall not be required to segregate any of its assets to assure the payment of any Award under the Plan. Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent expressly provided hereunder. The interest of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company.

                                                             APPENDIX B
                                                     FORM OF PROXY CARD


                                UNISOURCE ENERGY

                              Two New Ways to Vote

                         VOTE BY INTERNET OR TELEPHONE

                         24 Hours a Day - 7 Days a Week
                            It's Fast and Convenient


INTERNET
--------
http://proxy.shareholder.com/uns


--  Go to the website address listed above.

--  Have your proxy card ready.

--  Enter your Control Number located in the box below.

--  Follow the simple instructions on the website.

                         OR


TELEPHONE
---------
1-800-574-6864


--  Use any touch-tone telephone.

--  Have your proxy card ready.

--  Enter your Control Number located in the box below.

--  Follow the simple recorded instructions.

                         OR


MAIL
----

--  Mark, sign and date your proxy card.

--  Detach your proxy card.

--  Return your proxy card in the postage-paid envelope provided.



Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you have submitted your proxy by the Internet or telephone there is no need for you to mail back your proxy card.

                                                1-800-574-6864
                                                CALL TOLL-FREE TO VOTE

                                                -----------------------------

                                                       CONTROL NUMBER
                                                FOR INTERNET/TELEPHONE VOTING
                                                -----------------------------

THE INTERNET AND TELEPHONE VOTING FACILITIES WILL BE AVAILABLE UNTIL 5:00 P.M. E.S.T. ON MAY 11, 2000.



  DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE
-------------------------------------------------------------------------------

                         (FORM OF PROXY CARD - FRONT)


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. Election of Directors

FOR all nominees      WITHHOLD AUTHORITY to vote      *EXCEPTIONS   [ ]
listed below          for all nominees listed
[ ]                   below  [ ]

Nominees: Ira R. Adler, Lawrence J. Aldrich, Larry W. Bickle, Elizabeth T.
          Bilby, Harold W. Burlingame, Jose L. Canchola, John L. Carter, Daniel W. L.Fessler, John A. Jeter, James S. Pignatelli,
          Martha R. Seger, H. Wilson Sundt

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

*Exceptions -------------------------------------------------------------------

2. Amendments to the 1994 Omnibus Stock and Incentive Plan.

FOR  [ ]          AGAINST [ ]          ABSTAIN [ ]

                                                  If you agree to access
                                                  our Annual Report and Proxy
                                                  Statement electronically in
                                                  the future, please mark this
                                                  box.  [ ]



                                                  Change of Address and
                                                  or Comments Mark Here   [ ]


                                        PLEASE SIGN EXACTLY AS NAME APPEARS
                                        HEREON. When shares are held by joint
                                        tenants in common or as community
                                        property, both should sign.  When
                                        signing as attorney, executor,
                                        administrator, trustee, guardian
                                        or custodian, please give full title as
                                        such. If a corporation, please sign
                                        in corporate name by President or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.  Receipt is
                                        hereby acknowledged of Notice of Annual
                                        Meeting, Proxy Statement and
                                        the 1999 Annual Report.

                                        Dated:                          2000
                                              ------------------------,

                                        ------------------------------------
                                                  Signature

                                        ------------------------------------
                                                  Signature


                                        Votes MUST be indicated
                                        (x) in Black or Blue ink. [X]


Please Sign, Date and Return the Proxy
Promptly Using the Enclosed Envelope.

-------------------------------------------------------------------------------
PLEASE DETACH HERE
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope
-------------------------------------------------------------------------------

                   The Tucson Electric Power Company Building


                     [A street map showing the location of
                  the annual shareholders meeting is set forth
                                in this area.]


                                  Directions

                               From Interstate 10
                        Take Saint Marys Road Exit 257A
                        head east (about 1/16 of a mile)
                              on Saint Marys Road
                      to Main (past the light at Granada)
                          Turn left (north) onto Main
                      and then right into the parking lot.
                              The annual meeting
                               will be held in
                            the 6th story building.


                                           Tucson Electric Power Company
                                           220 West Sixth Street
                                           Tucson, AZ  85701

-------------------------------------------------------------------------------

                         (FORM OF PROXY CARD - BACK)


                         UNISOURCE ENERGY CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors of the Company for
                  the Annual Meeting to be held May 12, 2000

                                   P R O X Y

The undersigned hereby appoints James S. Pignatelli and Ira R. Adler, and each of them, with the power of substitution, to represent and to vote on behalf of the shareholder all shares of Common Stock which the shareholder is entitled to vote at the Annual Meeting of Shareholders scheduled to be held in Tuscon Electric Power Company's Administration building at 220 West Sixth Streeet, Tucson, Arizona, on May 12, 2000, and at any adjournments thereof, with all powers the shareholder would possess if personally present and particularly with respect to Items 1 and 2 and in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 and 2.

                      (Continued, and to be dated and signed on reverse side.)

                                                 UNISOURCE ENERGY CORPORATION
                                                 C/O THE BANK OF NEW YORK
                                                 P.O. BOX 11030
                                                 NEW YORK, N.Y. 10203-0030